This is filed pursuant to Rule 497(c).
File Nos. 2-29901 and 811-01716

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                                     ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES
                               -AllianceBernstein Market Neutral Strategy - U.S.
                          (Class A- AMUAX; Class C- AMCUX; Advisor Class- AMUYX;
                                 Class R- AMURX; Class K- AMUKX; Class I- AMUIX)

                             -AllianceBernstein Market Neutral Strategy - Global
                          (Class A- AANNX; Class C- ANNCX; Advisor Class- ANNYX;
                                 Class R- ANNRX; Class K- ANNKX; Class I- AINNX)

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                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                           Toll Free: (800) 221-5672
                    For Literature: Toll Free (800) 227-4618


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                      STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2012

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            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 1, 2012, for the AllianceBernstein(R) Market Neutral Strategy - U.S. ("U.S. Market Neutral Strategy") and the AllianceBernstein(R) Market Neutral Strategy - Global ("Global Market Neutral Strategy" and together with U.S. Market Neutral Strategy, the "Strategies") of AllianceBernstein Cap Fund, Inc. (the "Fund") that offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Strategies (the "Prospectus"). Financial Statements for the year ended July 31, 2012 are included in the Strategies' annual report to shareholders and are incorporated in this SAI by reference. Copies of the Prospectus and the Strategies' annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
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INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS.........................1
INVESTMENT RESTRICTIONS.......................................................29
MANAGEMENT OF THE STRATEGIES..................................................31
EXPENSES OF THE STRATEGIES....................................................53
PURCHASE OF SHARES............................................................59
REDEMPTION AND REPURCHASE OF SHARES...........................................80
SHAREHOLDER SERVICES..........................................................82
NET ASSET VALUE...............................................................85
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................88
PORTFOLIO TRANSACTIONS........................................................96
GENERAL INFORMATION..........................................................101
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM.....................................................107
APPENDIX A:  STATEMENT OF POLICIES AND  PROCEDURES FOR PROXY VOTING..........A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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             INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS

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Introduction to the Strategies
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            The Fund's shares are offered in separate series. Each of U.S. Market Neutral Strategy and Global Market Neutral Strategy is a series of the Fund, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. Except as otherwise noted, a Strategy's investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval. However, no Strategy will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Strategy will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Strategy's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
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            The following information about the Strategies' investment policies and practices supplements the information set forth in the Prospectus.

Convertible Securities
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            Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts and Securities of Supranational Entities
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            A Strategy may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs, in bearer form, are designed for use I two more securities markets, such as Europe and Asia. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

            A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Derivatives
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            A Strategy may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap, which may be standardized and exchanged-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Strategy's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Strategy's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Strategy as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Strategy considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Risk of Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swaps, may affect a Strategy's ability to use such instruments as a part of its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

            Other. The Strategies may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA"), including registration as a "commodity pool operator". The Strategies have claimed an exclusion from the definition of commodity pool operator under the CEA and are not currently subject to registration, disclosure and reporting requirements under the CEA. The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to this exclusion. These amendments become effective December 31, 2012 and may necessitate that the Strategies comply with regulatory obligations and restrictions under the CEA. Such regulation could affect the Strategies' expenses or their use of derivative instruments.

Use of Options, Futures, Forwards and Swaps by a Strategy
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            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            The Global Market Neutral Strategy may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. Dollar and other currencies. The Strategy may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Strategy may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Strategy may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            The Strategy may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Strategies' investment adviser (the "Adviser") anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. For example, the Strategy may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Strategy would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Strategy may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Strategy would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            --Options on Securities. A Strategy may write and purchase call and put options on securities. In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            A Strategy may write a put or call option in return for a premium, which is retained by a Strategy whether or not the option is exercised. A Strategy may write covered options or uncovered options. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Strategy wrote a naked call option and the price of the underlying security increased, the Strategy would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Strategy may also purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

            A Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Strategy also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategy to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Strategy may write (sell) call and put options and purchase call and put options on securities indices. If a Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Strategy's security holdings.

            The purchase of call options on securities indices may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. Global Market Neutral Strategy may purchase and write options on foreign currencies for hedging and non-hedgling purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategy may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategy may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            Global Market Neutral Strategy may write options on foreign currencies for hedging purposes or to increase return. For example, where the Strategy anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Strategy also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, Global Market Neutral Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Strategy may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. For example, the Strategy may purchase call options in anticipation of an increase in the market value of a currency. The Strategy would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Strategy would realize no gain or a loss on the purchase of the call option. Put options may be purchased by the Strategy for the purpose of benefiting from a decline in the value of a currency that the Strategy does not own. The Strategy would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Strategy would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary marker for an option of the same series. Although Global Market Neutral Strategy will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Strategy would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Strategy may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed-income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

            A Strategy may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Strategy could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Strategy may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Strategy may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Strategy may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Strategy will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, the Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities which the Strategy intends to purchase may be less expensive.

            - Currency Swaps. Global Market Neutral Strategy may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon termination, of the transaction. Since currency swaps are individually negotiated, the Strategy expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the other party to such a transaction, the Strategy will have contractual remedies pursuant to the agreements related to the transactions.

            - Variance and Correlation Swaps. A Strategy may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. So In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            - Synthetic Foreign Equity Securities. Global Market Neutral Strategy may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which the Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            The Strategy's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            The Strategy also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. Global Market Neutral Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Strategy assumes the rights and risks of ownership of the security, and a Strategy does not pay for the securities until they are received. If a Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Strategy's volatility of returns.

            The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Strategy believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Strategy might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's NAV.

            At the time the Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Strategy's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Strategy may be adversely affected.

Illiquid Securities
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            Each Strategy will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Strategy's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Strategy over-the-counter and the cover for options written by the Strategy over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended, (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Strategy, however, could affect adversely the marketability of such portfolio securities and the Strategy might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Strategy that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investments in Exchange-Traded Funds and Other Investment Companies
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            The Strategies may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules or regulations, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Strategy invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Strategy invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            A Strategy may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
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            A Strategy may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Strategy will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Strategy in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Strategy will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distribution from the securities.

            A Strategy will invest any cash collateral in a money market fund that complies with Rule 2a-7 that has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the Strategy's investment risk. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Strategy will not have the right to vote any securities having voting rights during the existence of the loan. The Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights.

Preferred Stock
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            A Strategy may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
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            A repurchase agreement is an agreement by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Strategy monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategy to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Strategy.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Strategy may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategy's rights. The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Strategy enters into repurchase agreement transactions.

            A Strategy may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Strategy's ability to enter into repurchase agreements. Currently, Strategies intend to enter into repurchase agreements only with their custodian and such primary dealers.

            A Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell transaction, though done simultaneously, is two separate legal agreements. A buy/sell transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Strategy has the risk of changes in the value of the purchased security during the terms of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
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            Reverse repurchase agreements involve sales by the Global Market Neutral Strategy of portfolio assets concurrently with an agreement by the Strategy to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Strategy continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Strategy can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Strategy of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to the Strategy by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Strategy. By entering into reverse repurchase agreements, a Strategy obtains additional cash to invest on other securities. The Strategy may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Strategy to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Strategy's shareholders when the Strategy achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Strategy on the reverse repurchase transactions.

            Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Strategy's common stocks because the Strategy uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Strategy's NAV may be more volatile.

Rights and Warrants
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            A Strategy may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Strategy's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
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            The Strategies expect to sell securities short as a regular part of their portfolio management. A short sale is effected by selling a security that a Strategy does not own, or if the Strategy does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Strategy contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a capital gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Strategy to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Strategy. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Strategy.

Standby Commitment Agreements
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            A Strategy may from time to time enter into standby commitment agreements. Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Strategy is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Strategy has committed to purchase. The fee is payable whether or not the security is ultimately issued.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Strategy's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
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            A Strategy may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive than investing for a Strategy in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured products or iis interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Strategy to the credit risk of the issuer of the structured product.

            -Structured Notes and Indexed Securities: The Strategy may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            -Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Strategy might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodities future contract or index.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Strategy may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by a Strategy result in leveraging of the Strategy's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Strategy's investment objective and policies. A Strategy also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements or forward. This means that the Strategy will use the cash proceeds made available during the terms of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize higher current net investment income than if the Strategy were not leveraged. However, to the extent that the interest expense on borrowings, or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return than if the Strategy were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Strategy were not leveraged. In an extreme case, if the Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing the NAV of the Strategy's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Strategy to potential losses that, in some cases, may exceed the amount originally invested by the Strategy. When a Strategy engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Strategy's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Strategy's investment restriction concerning senior securities. The segregation of assets is intended to enable the Strategy to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Strategy's exposure to loss.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which Global Market Neutral Strategy may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Strategy will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which Global Market Neutral Strategy may invest and could adversely affect a Strategy's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of Global Market Neutral Strategy. Certain countries in which the Strategy may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries other than those on which Global Market Neutral Strategy may focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by Global Market Neutral Strategy could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Strategy's NAV may also be affected by changes in the rates or methods of taxation applicable to the Strategy or to entities in which the Strategy has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Strategy will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Strategy. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Strategy can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Strategy may invest in securities denominated in foreign currencies and a corresponding portion of the Strategy's revenues will be received in such currencies. In addition, a Strategy may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Strategy's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Strategy's income. A Strategy will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Strategy has this ability, there is no certainty as to whether and to what extent the Strategy will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Strategy's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Strategy's total assets, adjusted to reflect the Strategy's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Strategy will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Strategy will incur costs in connection with conversions between various currencies. A Strategy may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet the distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Strategy may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities and Swaps. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by Global Market Neutral Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which Global Market Neutral Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Strategy from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

           Unlike transactions entered into by Global Market Neutral Strategy in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, over-the-counter options on securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

           In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Strategy could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and Global Market Neutral Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. Global Market Neutral Strategy is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Strategy.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting Global Market Neutral Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


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                            INVESTMENT RESTRICTIONS

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Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Strategy represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Strategy, whichever is less.

            As a matter of fundamental policy, a Strategy may not:

                   (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                   (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                   (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                   (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                   (e) purchase or sell commodities except to the extent that the Strategy may do so in accordance with applicable law and the Strategy's Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

                   (f) act as an underwriter of securities, except that the Strategy may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Strategy's assets consist of:

            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Strategy.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Strategies have adopted but that is not fundamental and is subject to change without shareholder approval.

            A Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                          MANAGEMENT OF THE STRATEGIES

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Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Strategy under the supervision of the Board (see "Management of the Strategies" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2012, totaling approximately $419 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2012, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the Exchange under the ticker symbol "AB".

            As of September 30, 2012, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


             AXA and its subsidiaries            61.0%
             Holding                             37.5
             Unaffiliated holders                 1.5
                                           --------------
                                                100.0%
                                           ==============

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2012.

Advisory Agreements and Expenses
--------------------------------

            The Adviser serves as investment manager and adviser to each of the Strategies and continuously furnishes an investment program for the Strategies and manages, supervises and conducts the affairs of the Strategies, subject to oversight of the Board.

            Under each Strategy's Advisory Agreement, the Adviser provides advice and recommendations with respect to the Strategy's portfolio of securities and investments, and provides persons satisfactory to the Board to serve as the Strategy's officers. Such officers or employees may be employees of the Adviser or the affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Strategy shares (other than the portion of the promotional expenses borne by the Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Strategy prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            Each Strategy has, under its Advisory Agreement, assumed the obligation for payment of certain of its other expenses, including any taxes levied against the Strategy, brokerage fees, commissions in connection with the purchase and sale of portfolio securities, leverage expenses and other extraordinary expenses. A Strategy may employ its own personnel to perform services other than those specifically provided to the Strategy by the Adviser. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Strategy at cost and the payments thereto specifically approved by the Board. The Adviser agreed to voluntarily waive such fees in the amounts of $62,500 and $60,500 for the U.S. Market Neutral Strategy and Global Market Neutral Strategy, respectively, for the fiscal year ended July 31, 2012.

            The Advisory Agreements continue in effect from year to year provided that their continuance is specifically approved at least annually by a vote of a majority of the Strategies' outstanding voting securities or by the Board, and in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such matter. The continuance of the Advisory Agreement for the Strategies was most recently approved for an additional term by the Board, including a majority of the Trustees who are not "interested persons", as defined in the 1940 Act, at their meeting held on May 1-3, 2012.


            Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of each Strategy and by the vote of a majority of the Directors who are not interested persons of the Strategy or the Adviser. The Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party, by vote of a majority of the outstanding voting securities of a Strategy, by a vote of a majority of the Directors, or by the Adviser and will automatically terminate in the event of their assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including the Strategies) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

U.S. Market Neutral Strategy
----------------------------

            Under the Advisory Agreement, the Strategy has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1.25% of the average daily net assets of the Strategy. For the fiscal year ended July 31, 2012 and July 31, 2011, the Adviser has received from the Strategy advisory fees of $0 and $0, respectively. Under the expense limitation undertaking, $451,577 and $543,523 was waived and/or reimbursed by the Adviser for the fiscal year ended July 31, 2012 and July 31, 2011, respectively. The Adviser has contractually agreed for the current fiscal year and thereafter as described below to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2013. The fee waiver and/or expense reimbursement agreement automatically extends each subsequent year unless the Adviser provides notice of its intent not to extend this agreement to the Strategy at least 60 days prior to the effective date of the Prospectus incorporating the Strategies' annual financial statements for a subsequent fiscal year. Fees waived and expenses borne by the Adviser are subject to reimbursement until August 3, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the total expense amount set forth above (excluding expenses associated with securities sold short).

Global Market Neutral Strategy
------------------------------

            Under the Advisory Agreement, the Strategy has contractually agreed to pay a monthly fee to the Adviser at an annual rate of 1.25% of the average daily net assets of the Strategy. For the fiscal year ended July 31, 2012 and July 31, 2011, the Adviser has received from the Strategy advisory fees of $0 and $0, respectively. Under the expense limitation undertaking, $466,990 and $584, 447 was waived and/or reimbursed by the Adviser for the fiscal year ended July 31, 2012 and July 31, 2011, respectively. The Adviser has contractually agreed for the current fiscal year and thereafter as described below to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.60%, 2.30%, 1.80%, 1.55%, 1.30% and 1.30% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2013. The fee waiver and/or expense reimbursement agreement automatically extends each subsequent year unless the Adviser provides notice of its intent not to extend this agreement to the Strategy at least 60 days prior to the effective date of the Prospectus incorporating the Strategies' annual financial statements for a subsequent fiscal year. Fees waived and expenses borne by the Adviser are subject to reimbursement until August 3, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the total expense amount set forth above (excluding expenses associated with securities sold short).

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein, Fund, Inc., are referred to collectively below as the "AllianceBernstein Funds".

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.

                                                      PORTFOLIOS
                                                      IN ALLIANCE
                                                      BERNSTEIN      OTHER PUBLIC
                                                      FUND           COMPANY
                               PRINCIPAL              COMPLEX        DIRECTORSHIPS
NAME, ADDRESS,*                OCCUPATION(S)          OVERSEEN       HELD BY
AGE AND                        DURING PAST FIVE       BY             DIRECTOR IN THE
(YEAR ELECTED**)               YEARS OR LONGER        DIRECTOR       PAST FIVE YEARS
----------------               ----------------       ---------      ---------------
INDEPENDENT
DIRECTORS
---------

Chairman of the Board

William H. Foulk, Jr., #, ##   Investment Adviser         100         None
80                             and an Independent
(2010)                         Consultant since
                               prior to 2007.
                               Previously, he was
                               Senior Manager of
                               Barrett Associates,
                               Inc., a registered
                               investment adviser.
                               He was formerly
                               Deputy Comptroller
                               and Chief Investment
                               Officer of the State
                               of New York and,
                               prior thereto, Chief
                               Investment Officer
                               of the New York Bank
                               for Savings.  He has
                               served as a director
                               or trustee of
                               various
                               AllianceBernstein
                               Funds since 1983 and
                               has been Chairman of
                               the
                               AllianceBernstein
                               Funds and of the
                               Independent
                               Directors Committee
                               of such Funds since
                               2003.

John H. Dobkin, #              Independent                100         None
70                             Consultant since
(2010)                         prior to 2007.
                               Formerly, President
                               of Save Venice, Inc.
                               (preservation
                               organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999-June 2000 and
                               President of
                               Historic Hudson
                               Valley (historic
                               preservation) from
                               December 1989-May
                               1999.  Previously,
                               Director of the
                               National Academy of
                               Design. He has
                               served as a director
                               or trustee of
                               various
                               AllianceBernstein
                               Funds since 1992.

Michael J. Downey, #           Private Investor           100         Asia
68                             since prior to 2007.                   Pacific
(2010)                         Formerly, managing                     Fund, Inc.
                               partner of Lexington                   and The
                               Capital, LLC                           Merger Fund
                               (investment advisory                   since prior
                               firm) from December                    to 2007 and
                               1997 until December                    Prospect
                               2003.  From 1987                       Acquisition
                               until 1993, Chairman                   Corp.
                               and CEO of                             (financial
                               Prudential Mutual                      services)
                               Fund Management,                       from 2007
                               director of the                        until 2009
                               Prudential mutual
                               funds and member of
                               the Executive
                               Committee of
                               Prudential
                               Securities Inc. He
                               has served as a
                               director or trustee
                               of the
                               AllianceBernstein
                               Funds since 2005.

D. James Guzy, #               Chairman of the            100         Cirrus Logic
76                             Board of PLX                           Corporation
(2010)                         Technology                             (semi-conductors)
                               (semi-conductors)                      and PLX
                               and of SRC Computers                   Technology
                               Inc., with which he                    (semi-conductors)
                               has been associated                    since prior
                               since prior to 2007.                   to 2007 and
                               He was a director of                   Intel
                               Intel Corporation                      Corporation
                               (semi-conductors)                      (semi-conductors)
                               from 1969 until                        since prior
                               2008, and served as                    to 2007 until
                               Chairman of the                        2008
                               Finance Committee of
                               such company for
                               several years until
                               May 2008. He has
                               served as a director
                               or trustee of one or
                               more of the
                               AllianceBernstein
                               Funds since 1982.

Nancy P. Jacklin, #            Professorial               100         None
64                             Lecturer at the
(2010)                         Johns Hopkins School
                               of Advanced
                               International
                               Studies since 2008.
                               Formerly, U.S.
                               Executive Director
                               of the International
                               Monetary Fund
                               (December 2002-May
                               2006); Partner,
                               Clifford Chance
                               (1992-2002); Sector
                               Counsel,
                               International
                               Banking and Finance,
                               and Associate
                               General Counsel,
                               Citicorp
                               (1985-1992);
                               Assistant General
                               Counsel
                               (International),
                               Federal Reserve
                               Board of Governors
                               (1982-1985); and
                               Attorney Advisor,
                               U.S. Department of
                               the Treasury
                               (1973-1982).  Member
                               of the Bar of the
                               District of Columbia
                               and New York; and
                               member of the
                               Council on Foreign
                               Relations.  She has
                               served as a director
                               or trustee of the
                               AllianceBernstein
                               Funds since 2006.

Garry L. Moody, #              Independent                100         None
60                             Consultant.
(2010)                         Formerly, Partner,
                               Deloitte & Touche
                               LLP (1995-2008)
                               where he held a
                               number of senior
                               positions, including
                               Vice Chairman, and
                               U.S. and Global
                               Investment
                               Management Practice
                               Managing Partner;
                               President, Fidelity
                               Accounting and
                               Custody Services
                               Company (1993-1995);
                               and Partner, Ernst &
                               Young LLP
                               (1975-1993), where
                               he served as the
                               National Director of
                               Mutual Fund Tax
                               Services. He is also
                               a member of the
                               Governing Council of
                               the Independent
                               Directors Council
                               (IDC), an
                               organization of
                               independent
                               directors of mutual
                               funds, and serves on
                               that organization's
                               Education and
                               Communications
                               Committee. He has
                               served as a director
                               or trustee, and as
                               Chairman of the
                               Audit Committee, of
                               the
                               AllianceBernstein
                               Funds since 2008.

Marshall C. Turner, Jr., #     Private Investor           100         Xilinx, Inc.
71                             since prior to 2007.                   (programmable
(2010)                         Interim CEO of MEMC                    logic
                               Electronic                             semi-conductors)
                               Materials, Inc.                        and MEMC
                               (semi-conductor and                    Electronic
                               solar cell                             Materials, Inc.
                               substrates) from                       (semi-conductor
                               November 2008 until                    and solar cell
                               March 2009. He was                     substrates)
                               Chairman and CEO of                    since prior
                               Dupont Photomasks,                     to 2007
                               Inc. (components of
                               semi-conductor
                               manufacturing),
                               2003-2005, and
                               President and CEO,
                               2005-2006, after the
                               company was acquired
                               and renamed Toppan
                               Photomasks, Inc.  He
                               has extensive
                               experience in
                               venture capital
                               investing including
                               prior service as
                               general partner of
                               three institutional
                               venture capital
                               partnerships, and
                               serves on the boards
                               of a number of
                               education and
                               science-related
                               non-profit
                               organizations. He
                               has served as a
                               director or trustee
                               of one or more of
                               the
                               AllianceBernstein
                               Funds since 1992.

Earl D. Weiner, #              Of Counsel, and            100         None
73                             Partner prior to
(2010)                         January 2007, of the
                               law firm Sullivan &
                               Cromwell LLP and
                               member of ABA
                               Federal Regulation
                               of Securities
                               Committee Task Force
                               to draft editions of
                               the Fund Director's
                               Guidebook.  He also
                               serves as a director
                               or trustee of
                               various non-profit
                               organizations and
                               has served as
                               Chairman or Vice
                               Chairman of a number
                               of them. He has
                               served as a director
                               or trustee of the
                               AllianceBernstein
                               Funds since 2007 and
                               is Chairman of the
                               Governance and
                               Nominating Committee
                               of the Funds.

INTERESTED DIRECTOR
-------------------

Robert M. Keith, +             Senior Vice                100         None
52                             President of the
(2010)                         Adviser and head of
                               AllianceBernstein
                               Investments, Inc.
                               ("ABI") since July
                               2008; Director of
                               ABI and President of
                               the
                               AllianceBernstein
                               Mutual Funds.
                               Previously, he
                               served as Executive
                               Managing Director of
                               ABI from December
                               2006 to June 2008.
                               Prior to joining ABI
                               in 2006, Executive
                               Managing Director of
                               Bernstein Global
                               Wealth Management,
                               and prior thereto,
                               Senior Managing
                               Director and Global
                               Head of Client
                               Service and Sales of
                               the Adviser's
                               institutional
                               investment
                               management business
                               since 2004.  Prior
                               thereto, Managing
                               Director and Head of
                               North American
                               Client Service and
                               Sales in the
                               Adviser's
                               institutional
                               investment
                               management business.

----------------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Fair Value Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

            The management of the business and affairs of the Strategies are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Strategies. Each Strategy has engaged the Adviser to manage the Strategy on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Strategy'sother service providers in the operations of the Strategy in accordance with the Strategy's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Strategies, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Strategy is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Strategies resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Strategies; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of each Strategy's investment program and operations and is addressed as part of various regular Board and committee activities. Each Strategy's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Strategy's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser),each Strategy's Senior Officer (who is also the Strategy's chief compliance officer), its independent registered public accounting firm, and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Strategies and the Adviser's risk management programs.

            Not all risks that may affect the a Strategy can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Strategy or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Strategy's goals. As a result of the foregoing and other factors the Strategy's ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Strategies' financial reporting process. The Audit Committee of the Board met twice during the Strategies' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Board met four times during the Strategies' most recently completed fiscal year.

            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Strategy not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If a Strategy did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategy begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategy (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Strategy to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Strategy; (v) the class or series and number of all shares of the Strategy owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategy's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategy, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Board did not meet during the Strategies' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Strategies each met eight times during the Strategies' most recently completed fiscal year.

            The dollar range of each Strategy's securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.

                                                             AGGREGATE
                       DOLLAR RANGE       DOLLAR RANGE       DOLLAR RANGE
                       OF EQUITY          OF EQUITY          OF EQUITY
                       SECURITIES IN      SECURITIES IN      SECURITIES
                       THE U.S.           THE GLOBAL         IN THE ALLIANCE-
                       MARKET NEUTRAL     MARKET NEUTRAL     BERNSTEIN FUND
                       STRATEGY AS OF     STRATEGY AS OF     COMPLEX AS OF
                       DECEMBER 31, 2011  DECEMBER 31, 2011  DECEMBER 31, 2011
                       -----------------  -----------------  -----------------

John H. Dobkin            None              None             Over $100,000
Michael J. Downey         None              None             Over $100,000
William H. Foulk, Jr.     None              None             Over $100,000
D. James Guzy             None              None             Over $100,000
Nancy P. Jacklin          None              None             Over $100,000
Robert M. Keith           None              None                None
Garry L. Moody            None              None             Over $100,000
Marshall C. Turner, Jr.   None              None             Over $100,000
Earl D. Weiner            None              None             Over $100,000


Officer Information
-------------------

            Certain information concerning each Strategy's officers is set forth below.

                               POSITION(S) HELD       PRINCIPAL OCCUPATION
NAME, ADDRESS,* AND AGE        WITH FUND              DURING PAST 5 YEARS
-----------------------        ----------------       --------------------

Robert M. Keith,               President and Chief    See biography above.
52                             Executive Officer

Philip L. Kirstein,            Senior Vice            Senior Vice President
67                             President and          and Independent
                               Independent            Compliance Officer of
                               Compliance Officer     the Funds in the
                                                      AllianceBernstein Fund
                                                      Complex, with which he
                                                      has been associated
                                                      since October 2004.
                                                      Prior thereto, he was Of
                                                      Counsel to Kirkpatrick &
                                                      Lockhart, LLP from
                                                      October 2003 to October
                                                      2004, and General
                                                      Counsel of Merrill Lynch
                                                      Investment Managers,
                                                      L.P. prior to March
                                                      2003.

Emilie D. Wrapp,               Secretary              Senior Vice President,
56                                                    Assistant General
                                                      Counsel and Assistant
                                                      Secretary of ABI,** with
                                                      which she has been
                                                      associated since prior
                                                      to 2007.

Joseph J. Mantineo,            Treasurer and Chief    Senior Vice President of
53                             Financial Officer      ABIS,** with which he
                                                      has been associated
                                                      since prior to 2007.

Phyllis J. Clarke,             Controller             Vice President of
51                                                    ABIS,** with which she
                                                      has been associated
                                                      since prior to 2007.

Vadim Zlotnikov,               Vice President         Senior Vice President of
50                                                    the Adviser,** with
                                                      which he has been
                                                      associated since prior
                                                      to 2007.

Yun Chen,                      Vice President         Senior Vice President of
35                                                    the Adviser,** since
                                                      April 2008. Prior
                                                      thereto, he worked in
                                                      various areas of
                                                      quantitative investments
                                                      at Goldman Sachs Asset
                                                      Management with which he
                                                      had been associated
                                                      since prior to 2007.

-------------------
* The address for each of the Strategies' Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Strategies.

            Each Strategy does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Strategy. The aggregate compensation paid by each Strategy to each of the Directors during its fiscal year ending July 31, 2012, the aggregate compensation paid to each of the Directors during calendar year 2011 by the AllianceBernstein Fund Complex, and the total number of registered investment companies in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors. Certain of the Directors are directors of one or more other registered investment companies in the AllianceBernstein Fund Complex.




                           Aggregate Compensation      Aggregate Compensation
Name of Director           from the U.S. Market        from the Global Market
of the Fund                Neutral Strategy            Neutral Strategy
----------------           ----------------------      ---------------------

John H. Dobkin                    $191                       $  600
Michael J. Downey                 $415                       $  600
William H. Foulk, Jr.             $977                       $1,314
D. James Guzy                     $415                       $  600
Nancy P. Jacklin                  $415                       $  600
Robert M. Keith                   $  0                       $    0
Garry L. Moody                    $485                       $  689
Marshall C. Turner, Jr.           $415                       $  600
Earl D. Weiner                    $460                       $  657


                                                               Total Number
                                                               of Investment
                                            Total Number       Portfolios
                                            of Investment      within the
                                            Companies in the   AllianceBernstein
                                            AllianceBernstein  Fund
                                            Fund Complex,      Complex,
                        Total               Including the      Including
                        Compensation        Fund, as to        the Fund, as
                        from the            which the          to which the
                        AllianceBernstein   Director is a      Director is
Name of Director        Fund Complex,       Director or        a Director
of the Fund             Including the Fund  Trustee            or Trustee
----------------        ------------------- ----------------   -----------------

John H. Dobkin              $252,000             31               100
Michael J. Downey           $252,000             31               100
William H. Foulk, Jr.       $493,700             31               100
D. James Guzy               $252,000             31               100
Nancy P. Jacklin            $252,000             31               100
Robert M. Keith             $      0             31               100
Garry L. Moody              $280,000             31               100
Marshall C. Turner, Jr.     $252,000             31               100
Earl D. Weiner              $270,000             31               100


            As of October 5, 2012, the Directors and officers as a group owned 1.96% of the shares of U.S. Market Neutral Strategy. As of October 5, 2012, the Directors and officers as a group owned less than 1% of the shares of Global Market Neutral Strategy.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

U.S. MARKET NEUTRAL STRATEGY

            The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Market Neutral Investment Team. Vadim Zlotnikov and Yun Chen are the investment professionals(1) primarily responsible for the day-to-day management of the Strategy's portfolio. For additional information about the portfolio management of the Strategy, see "Management of the Strategies - Portfolio Managers" in the Strategy's Prospectus.

------------------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Strategy's equity securities owned directly or beneficially by the Strategy's portfolio managers as of July 31, 2012 are set forth below.

               DOLLAR RANGE OF EQUITY SECURITIES IN THE STRATEGY(2)

                   Yun Chen                       None
                   Vadim Zlotnikov                None

--------------------
(2) The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


            As of July 31, 2012, employees of the Adviser had approximately $118,751,218 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the portfolio mangers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Strategy's fiscal year ended July 31, 2012.


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Strategy)
--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                    Total                          Registered    of Registered
                    Number of    Total Assets of   Investment    Investment
                    Registered   Registered        Companies     Companies
                    Investment   Investment        Managed with  Managed with
                    Companies    Companies         Performance-  Performance-
Portfolio Manager   Managed      Managed           based Fees    based Fees
--------------------------------------------------------------------------------
Yun Chen                 3       $    63,000,000          2           34,000,000
--------------------------------------------------------------------------------
Vadim Zlotnikov         131      $21,954,000,000         66       10,980,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                 Total Assets
                    Total                          Number of     of Other
                    Number of                      Other Pooled  Pooled
                    Other                          Investment    Investment
                    Pooled       Total Assets of   Vehicles      Vehicles
                    Investment   Other Pooled      Managed with  Managed with
                    Vehicles     Investment        Performance-  Performance-
Portfolio Manager   Managed      Vehicles Managed  based Fees    based Fees
--------------------------------------------------------------------------------
Yun Chen               None            None            None           None
--------------------------------------------------------------------------------
Vadim Zlotnikov         122       $6,787,000,000        2         $77,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                    Number of     Total Assets
                    Total                           Other         of Other
                    Number of                       Accounts      Accounts
                    Other        Total Assets of    Managed with  Managed with
                    Accounts     Other Accounts     Performance-  Performance-
Portfolio Manager   Managed      Managed            based Fees    based Fees
--------------------------------------------------------------------------------
Yun Chen               None            None             None          None
--------------------------------------------------------------------------------
Vadim Zlotnikov       28,666      $8,985,000,000         3         $75,000,000
--------------------------------------------------------------------------------

GLOBAL MARKET NEUTRAL STRATEGY

            The management of, and investment decisions for, the Strategy's portfolio are made by the Adviser's Market Neutral Investment Team. Vadim Zlotnikov and Yun Chen are the investment professionals primarily responsible for the day-to-day management of the Strategy's portfolio. For additional information about the portfolio management of the Strategy, see "Management of the Strategies - Portfolio Managers" in the Strategy's Prospectus.

            The dollar ranges of the Strategy's equity securities owned directly or beneficially by the Strategy's portfolio managers as of July 31, 2012 are set forth below.

              DOLLAR RANGE OF EQUITY SECURITIES IN THE STRATEGY(3)

                   Yun Chen                       None
                   Vadim Zlotnikov                None

----------------
(3) The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

            As of July 31, 2012, employees of the Adviser had approximately $118,751,218 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategy, other pooled investment vehicles and other accounts over which the portfolio mangers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Strategy's fiscal year ended July 31, 2012.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Strategy)
--------------------------------------------------------------------------------
                                                                 Total Assets
                                                   Number of     of Registered
                    Total                          Registered    Investment
                    Number of    Total Assets of   Investment    Companies
                    Registered   Registered        Companies     Managed
                    Investment   Investment        Managed with  with
                    Companies    Companies         Performance-  Performance-
Portfolio Manager   Managed      Managed           based Fees    based Fees
--------------------------------------------------------------------------------
Yun Chen                 3       $    41,000,000          2           34,000,000
--------------------------------------------------------------------------------
Vadim Zlotnikov         131      $21,931,000,000         66       10,980,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                 Total Assets
                    Total                          Number of     of Other
                    Number of                      Other Pooled  Pooled
                    Other                          Investment    Investment
                    Pooled       Total Assets of   Vehicles      Vehicles
                    Investment   Other Pooled      Managed with  Managed with
                    Vehicles     Investment        Performance-  Performance-
Portfolio Manager   Managed      Vehicles Managed  based Fees    based Fees
--------------------------------------------------------------------------------
Yun Chen               None            None            None           None
--------------------------------------------------------------------------------
Vadim Zlotnikov         122       $6,787,000,000        2         $77,000,000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                    Total                          Other         of Other
                    Number of                      Accounts      Accounts
                    Other        Total Assets of   Managed with  Managed with
                    Accounts     Other Accounts    Performance-  Performance-
Portfolio Manager   Managed      Managed           based Fees    based Fees
--------------------------------------------------------------------------------
Yun Chen               None            None            None           None
--------------------------------------------------------------------------------
Vadim Zlotnikov       28,666      $8,985,000,000        3         $75,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Advisor. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g. on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. The Portfolio Managers of the Strategies do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. The Portfolio Managers ' annual compensation is comprised of the following:

            (i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to Portfolio Managers. Incentive compensation paid to a Portfolio Manager is determined subjectively based on qualitative and quantitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance, including measures of absolute, relative and risk-adjusted performance. Relative and risk-adjusted returns are determined based on the benchmark in the Strategies' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer time periods. There are no specific formulas used to determine this part of a Portfolio Manager's compensation and the compensation is not tied to any pre-determined or specified level of performance.

            The qualitative component of incentive compensation incorporates the investment professional's contributions to the investment process and Strategy success. Among the important assets are: thought leadership, collaboration with other investment professionals at the Adviser, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals and being a good corporate citizen. Other factors that can play a part in determining investment professional compensation include complexity of investment strategies managed, volume of assets managed and experience.

            Incentive compensation is in the form of an annual cash bonus and awards under the Adviser's Incentive Compensation Award Plan ("deferred awards"). Deferred awards vest over a four-year period and are forfeited if the employee resigns and then competes with the Adviser. Deferred awards are in the form of restricted grants of the Adviser's Master Limited Partnership Units and award recipients have the ability to receive a portion of their awards (no more than half up to a certain cap) in deferred cash.

            (iii) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Strategies' shares and to permit the Strategies to pay distribution services fees to defray expenses associated with distribution of their Class A shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan for an additional term at meetings held on May 1-3, 2012.

            All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph; and the Plan may not be amended in order to increase materially the costs that a Strategy may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Strategy or the class or classes of the Strategy affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior notice to ABI. The Plan will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Strategy as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares or each Strategy are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class C shares of each Strategy and the distribution services fee on the Class R and the Class K shares of each Strategy are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Strategy in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Strategy's shares.

            With respect to Class A shares of each Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Strategy in subsequent fiscal years. ABI's compensation with respect to Class C, Class R and Class K shares of each Strategy under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares, Class R shares and Class K shares of each Strategy for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class C shares of each Strategy, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

            During the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $11,621 and $1,869, respectively, which constituted .30% and .30%, annually, of the respective Strategy's aggregate average daily net assets attributable to Class A shares during the fiscal year. The Adviser made payments from its own resources aggregating to $310,711 and $42,330, respectively.

            For the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                                            U.S. Market          Global Market
          Category of Expense             Neutral Strategy     Neutral Strategy
          -------------------             ----------------     ----------------

Advertising/Marketing                           $1,963               $1,780

Printing and Mailing of Prospectuses and
Semi-Annual and Annual Reports to Other
than Current Shareholders                         $519                   $0

Compensation to Underwriters                  $148,092              $15,223

Compensation to Dealers                        $12,032               $2,592

Compensation to Sales Personnel                $15,551               $1,099

Interest, Carrying or Other Financing
Charges                                             $0                   $0

Other (Includes Personnel costs of those
home office employees involved in the
distribution effort and the
travel-related expenses incurred by the
marketing personnel conducting seminars)      $144,175              $23,505

Totals                                        $322,332              $44,199



            During the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy with respect to Class C shares, the distribution services fees for expenditures payable to ABI amounted to $2,139 and $2,517, respectively, which constituted 1.00% and 1.00%, annually, of the respective Strategy's aggregate average daily net assets attributable to Class C shares during the fiscal year. The Adviser made payments from its own resources aggregating to $12,132 and $10,332, respectively.

            For the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:


                                            U.S. Market          Global Market
          Category of Expense             Neutral Strategy     Neutral Strategy
          -------------------             ----------------     ----------------

Advertising/Marketing                             $135                $103

Printing and Mailing of Prospectuses and
Semi-Annual and Annual Reports to Other
than Current Shareholders                          $27                  $0

Compensation to Underwriters                    $3,842              $3,949

Compensation to Dealers                         $5,887              $3,387

Compensation to Sales Personnel                   $542                $406

Interest, Carrying or Other Financing
Charges                                             $0                  $0

Other (Includes Personnel costs of those
home office employees involved in the
distribution effort and the
travel-related expenses incurred by the
marketing personnel conducting seminars)        $3,838              $5,004

Totals                                         $14,271             $12,849


            During the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy with respect to Class R shares, the distribution services fees for expenditures payable to ABI amounted to $51 and $51, respectively, which constituted .50% and .50%, annually, of the respective Strategy's aggregate average daily net assets attributable to Class R shares during the fiscal year. For U.S. Market Neutral Strategy, the Adviser made payments from its own resources aggregating to $695. For Global Market Neutral Strategy $24 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                                            U.S. Market          Global Market
          Category of Expense             Neutral Strategy     Neutral Strategy
          -------------------             ----------------     ----------------

Advertising/Marketing                               $0                   $0

Printing and Mailing of Prospectuses and
Semi-Annual and Annual Reports to Other
than Current Shareholders                           $4                   $0

Compensation to Underwriters                      $313                   $0

Compensation to Dealers                            $41                   $2

Compensation to Sales Personnel                    $20                   $0

Interest, Carrying or Other Financing
Charges                                             $0                   $0

Other (Includes Personnel costs of those
home office employees involved in the
distribution effort and the
travel-related expenses incurred by the
marketing personnel conducting seminars)          $368                   $0

Totals                                            $746                   $2


            During the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy with respect to Class K shares, the distribution services fees for expenditures payable to ABI amounted to $103 and $26, respectively, which constituted .25% and .25%, annually, of the respective Strategy's aggregate average daily net assets attributable to Class K shares during the fiscal year. For U.S. Market Neutral Strategy, the Adviser made payments from its own resources, aggregating to $2,501. For Global Market Neutral Strategy $49 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                                            U.S. Market           Global Market
          Category of Expense             Neutral Strategy      Neutral Strategy
          -------------------             ----------------      ----------------

Advertising/Marketing                              $75                    $0

Printing and Mailing of Prospectuses and
Semi-Annual and Annual Reports to Other
than Current Shareholders                           $4                    $0

Compensation to Underwriters                      $996                    $0

Compensation to Dealers                           $137                    $2

Compensation to Sales Personnel                    $83                    $0

Interest, Carrying or Other Financing
Charges                                             $0                    $0

Other (Includes Personnel costs of those
home office employees involved in the
distribution effort and the
travel-related expenses incurred by the
marketing personnel conducting seminars)        $1,309                    $0

Totals                                          $2,604                    $2



Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Strategies, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class C CDSCs. For the fiscal year ended July 31, 2012 for U.S. Market Neutral Strategy and Global Market Neutral Strategy, the Fund paid ABIS $18,007, and $18,011, respectively, for transfer agency services.

            ABIS acts as the transfer agent for the Strategies. ABIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

            Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABI and/or the Adviser pays to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of a Strategy, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in the Strategies' Prospectus in the Strategy expense tables under "Fees and Expenses of the Strategy". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

           The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies".

General
-------

            Shares of the Strategies are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (the "Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. All of the classes of shares of the Strategies, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority ("FINRA") and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Strategies either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Strategy made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Strategy, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Strategy is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Strategy's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Strategy Shares
-----------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that a Strategy will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategies reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            A Strategy that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time each Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). A Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of a Strategy should be made for investment purposes only. A Strategy will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Strategy's ability to monitor purchase, sale and exchange activity. A Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. Each Strategy, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If a Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of a Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. A Strategy applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If the Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


Purchase of Shares
------------------

            A Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Strategy is its NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by the Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of the Strategy's shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Strategy are expected to be substantially the same. However, the NAVs of the Class C and Class R shares of the Strategy will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Strategy as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            A Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            A Strategy may, at its sole option, accept securities as payment for shares of the Strategy if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of a Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Strategy, the Strategy will not issue stock certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Strategy's transfer agent.

            Each class of shares in a Strategy represents an interest in the same portfolio of investments of the Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A, Class K and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I shares and Advisor Class shares, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors have determined that currently no conflict of interest exists between or among the classes of shares of the Strategy. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans and Tax-Deferred Accounts" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Strategy, the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended July 31, 2012, and July 31, 2011 the aggregate amount of underwriting commission payable with respect to shares of U.S. Market Neutral Strategy was $8,046 and $275. Of that amount ABI received amounts of $558 and $10, representing that portion of the sales charges paid on shares of the Strategy sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI). During the Strategy's fiscal years ended July 31, 2012 and July 31, 2011, ABI received CDSCs of
$0 and $0 on Class A shares and $0 and $0 on Class C shares.

            During the fiscal year ended July 31, 2012 and July 31, 2011, the aggregate amount of underwriting commission payable with respect to shares of Global Market Neutral Strategy was $9,940 and $249. Of that amount ABI received amounts of $1,017 and $13, representing that portion of the sales charges paid on shares of the Strategy sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI). During the Strategy's fiscal year ended July 31, 2012 and July 31, 2011 ABI received CDSCs of $0 and $0 on Class A shares and $174 and $0 on Class C shares.

            Class A Shares. The public offering price of Class A shares is the NAV per share plus a sales charge, as set forth below.

                                  Sales Charge

                                                                  Discount or
                                                                  Commission
                                          As %         As %       to Dealers
                                         of Net       of the      or Agents of
                                         Amount       Public      up to % of
Amount of Purchase                      Invested  Offering Price  Offering Price
------------------                      --------  --------------  --------------

Up to $100,000........................    4.44%        4.25%          4.00%
$100,000 up to $250,000...............    3.36         3.25           3.00
$250,000 up to $500,000...............    2.30         2.25           2.00
$500,000 up to $1,000,000*............    1.78         1.75           1.50

-----------------
* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Strategy redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge." The Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5, 000, 000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares--Sales at NAV. A Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements--Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of a Strategy and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Strategy in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategy to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

            Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class A, Class K and Class I shares.

            Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and (i) thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

            Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million (and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such a plan has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares) and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

            Advisor Class Shares. Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),
(iii) and through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements--Group Retirement Plans and
Tax-Deferred Accounts
-------------------------------------------------------------

            Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Strategy. In addition, the Class A CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Strategy's Rule 12b-1 plan.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Strategy's share class eligibility criteria before determining whether to invest.

            Currently, each Strategy makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
AllianceBernstein Cap Fund, Inc.
   - AllianceBernstein Dynamic All Market Fund
   - AllianceBernstein Emerging Markets Equity Portfolio
   - AllianceBernstein Emerging Markets Multi-Asset Portfolio
   - AllianceBernstein International Discovery Equity Portfolio
   - AllianceBernstein International Focus 40 Portfolio
   - AllianceBernstein Market Neutral Strategy - Global
   - AllianceBernstein Market Neutral Strategy - U.S.
   - AllianceBernstein Select US Equity Portfolio
   - AllianceBernstein Small Cap Growth Portfolio
   - AllianceBernstein U.S. Strategic Research Portfolio AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc.
AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Discovery Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  - Intermediate California Municipal Portfolio
  - Intermediate Diversified Municipal Portfolio
  - Intermediate New York Municipal Portfolio
  - International Portfolio
  - Overlay A Portfolio
  - Overlay B Portfolio
  - Short Duration Portfolio
  - Tax-Aware Overlay A Portfolio
  - Tax-Aware Overlay B Portfolio
  - Tax-Aware Overlay C Portfolio
  - Tax-Aware Overlay N Portfolio
  - Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holding as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Strategy worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Strategy or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategy, the investor and the investor's spouse or domestic partner each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Strategy may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Strategy at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Strategy automatically reinvested in additional shares of the Strategy.

            Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategy.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Strategy. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing sub-accounting or shareholder servicing.


Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $19 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Strategies and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Agreement" above. These expenses paid by a Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategy - Annual Strategy Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategy, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Chase Investment Services
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            LPL Financial
            Merrill Lynch
            Morgan Stanley Wealth Management
            Multi-Financial Securities Corporation
            Northwestern Mutual Investment Services
            PrimeVest Financial Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            UBS Financial Services
            Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Strategies that are different from those imposed below. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

            Subject only to the limitations described below, each Strategy will redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategy's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Strategy.

            Payment of the redemption price normally will be made in cash but may be made, at the option of a Strategy, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Strategy by mail, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The Strategy may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            Telephone Redemption - Payment by Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption with payment by electronic funds transfer by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request for payment by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption - Payment by Check. Each Strategy shareholder is eligible to request redemption with payment by check of Strategy shares by telephone at (800) 221-5672 before 4:00 p.m., Eastern time on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions--General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategy reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or "street name" accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. The Strategy will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Strategy may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's NAV.). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Strategy to ABI either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategy and the Strategy may suspend or terminate this practice at any time.

General
-------

            A Strategy reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies". The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Strategy through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in a Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Strategy for Advisor Class shares of the Strategy or Class C shares of the Strategy for Class A shares of the Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the shares of the AllianceBernstein Mutual Fund you originally purchased for cash is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Strategy for Advisor Class shares or Class C shares for Class A shares of the same Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time on the Strategy business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time on the Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. Each Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                NET ASSET VALUE

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            The NAV of each Strategy is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Strategy's per share NAV is calculated by dividing the value of the Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) a security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which securities are traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid or a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a right is valued at the last traded price provided by approved pricing services;

            (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

            (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing service may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price or prices for a security are not available from a pricing source, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (k) bank loans are valued on the basis of bid prices provided by a pricing service;

            (l) bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

            (n) forward and spot currency pricing is provided by pricing services;

            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models;

            (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

            (q) open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share.

            Each Strategy values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to the Board's oversight, the Board has delegated responsibility for valuing the Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Strategy's per share NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by a Strategy in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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            Dividends paid by a Strategy, if any, with respect to Class A, Class C, Class R, Class K, Class I and Advisor Class shares of that Strategy will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class C shares, and any incremental transfer agency costs relating to Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Strategy, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Strategy intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Strategy must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategy's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Strategy's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategy's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Strategy's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategy controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

            If a Strategy qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98.2% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 that year or later, if the Strategy is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Strategy and assume that the Strategy qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Strategy intends to make timely distributions of the Strategy's taxable income (including any net capital gain) so that the Strategy will not be subject to federal income and excise taxes. Dividends of the Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Strategy is such that only a small portion, if any, of the Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Strategy may be treated as "qualified dividend income", taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets), for taxable years beginning on or before December 31, 2012. A distribution from the Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from the Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. The Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Strategies. Any dividend or distribution received by a shareholder on shares of a Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Strategy.

            After the end of the calendar year, a Strategy will notify shareholders of the federal income tax status of any distributions made by the Strategy to shareholders during such year.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the Internal Revenue Service (the "IRS") and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide a Strategy with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate will be 28% for amounts paid through December 31, 2012. The backup withholding rate is currently scheduled to increase to 31% for amounts paid after December 31, 2012.

            Foreign Income Taxes. Investment income received by a Strategy from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Strategy to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets to be invested within various countries is not known.

            If more than 50% of the value of the a Strategy's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Strategy may elect to "pass through" to the Strategy's shareholders the amount of foreign income taxes paid by the Strategy. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Strategy; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Strategy. A shareholder's foreign tax credit with respect to a dividend received from the Strategy will be disallowed unless the shareholder holds shares in the Strategy on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Strategy whether the foreign taxes paid by the Strategy will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Strategy's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Strategy will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Strategies
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to each Strategy with respect to the determination of its "investment company taxable income" each year. This discussion assumes that each Strategy will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Strategy owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Strategy does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Strategy may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Strategy to its shareholders. The Strategy may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Strategy as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Strategy or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either
(i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of "passive income". In some cases, the Strategy may be able to elect to "mark-to-market" stock in a PFIC. If the Strategy makes such an election, the Strategy would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Strategy's adjusted basis in the PFIC stock. The Strategy would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Strategy's taxable income for prior taxable years. The Strategy's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Strategy, would be treated as ordinary loss. The Strategy generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Strategy purchases shares in a PFIC and the Strategy elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Strategy may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Strategy. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Strategy on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Strategy on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by the Strategy upon termination of an option held by the Strategy). In general, if the Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Strategy has unrealized gains with respect to the other position in such straddle; (ii) the Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Strategy all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
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            The Strategies may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from a Strategy is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Strategy is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategy will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategy attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategy beginning before January 1, 2012 will not be subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Strategy attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategy. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Strategy is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategy will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Strategy can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategy.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Strategies. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Strategy or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Strategy, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategy. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio brokerage could be useful and of value to the Adviser in servicing its other clients as well as the Strategy; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategy.

            A Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Strategy will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Strategy will attempt to negotiate best execution.

            Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of a Strategy or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            A Strategy's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            The aggregate brokerage commissions paid by the Strategies during the two most recent fiscal years and the aggregate amount of brokerage transactions and related commissions allocated to persons or firms supplying research services to the Strategies or the Adviser are set forth below:

                                                  Aggregate
                                                  Brokerage      Aggregate
                                                  Commissions    Amount of
                                                  Allocated to   Brokerage
                                                  Persons or     Commissions
                                                  Firms          Allocated to
                                                  Supplying      Persons or
                                                  Research       Firms Supplying
Fiscal                              Amount of     Services to    Research
Year                                Aggregate     the Strategy   Services to the
Ended                               Brokerage     or the         Strategy or
Juky 31    Strategy                 Commissions   Adviser        the Adviser
-------    --------                 -----------   ------------   ---------------

2012       U.S. Market Neutral       $25,943       $14,343      55.29%
           Strategy
2011                                  $4,405         $1,552     35.23%


2012       Global Market Neutral    $127,211      $57,362      45.09%
           Strategy
2011                                  $8,340         $2,676   32.09%

            A Strategy may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Strategy's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Strategies), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to the Affiliated Broker during the two most recent fiscal years and, during the most recent fiscal year, the affected Broker's percentage of the Strategy's aggregate brokerage commissions and the aggregate amount of brokerage transactions, respectively, are set forth below:

                                                 % of            % of Strategy's
Fiscal                                           Strategy's      Aggregate
Year                                Amount of    Aggregate       Dollar Amount
Ended                               Brokerage    Brokerage       of Brokerage
July 31    Strategy                 Commissions  Commissions     Transactions
-------    ---------                ------------ ------------    ---------------

2012       U.S. Market Neutral      $288         1.11%          0.90%
           Strategy
2011                                $85          1.93%         1.24%


2012       Global Market Neutral    $2,703       2.12%         2.46%
           Strategy
2011                                $105         1.26%         1.15%


Disclosure of Portfolio Holdings
--------------------------------

            A Strategy believes that the ideas of the Adviser's investment staff should benefit the Strategy and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategy also believes that knowledge of the Strategy's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Strategy, policies and procedures relating to disclosure of the Strategy's portfolio securities. The policies and procedures relating to disclosure of the Strategy's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Strategy's operation or useful to the Strategy's shareholders without compromising the integrity or performance of the Strategy. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategy and its shareholders) are met, the Strategy does not provide or permit others to provide information about the Strategy's portfolio holdings on a selective basis.

            A Strategy includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Strategy's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Strategy, the market value of the Strategy's holdings, and the percentage of the Strategy's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Strategy holds, a summary of the Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding), and a percentage breakdown of the Strategy's investments by credit risk or securities type, as applicable, approximately 45 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategy. In addition, the Adviser may distribute or authorize distribution of information about the Strategy's portfolio holdings that is not publicly available, on the website or otherwise, to the Strategy's service providers who require access to the information in order to fulfill their contractual duties relating to the Strategy (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Strategy by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategy's portfolio holdings that is not publicly available to the Strategy's individual or institutional investors or to intermediaries that distribute the Strategy's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Strategy's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Strategy's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Strategy and is in the best interest of the Strategy's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning a Strategy's portfolio holdings: (i) the Strategy's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategy's custodian in connection with its custody of the Strategy's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategy's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Strategies
-----------------------------

            Each Strategy is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation. The Strategies were organized in 2010 under the name of "AllianceBernstein Market Neutral Strategy - U.S." and "AllianceBernstein Market Neutral Strategy - Global".

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Strategy's assets and, upon redeeming shares, will receive the then current NAV of the Strategy represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategy, and additional classes of shares within a Strategy. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

            Each class of shares of a Strategy represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each of Class A, Class C, Class R and Class K shares of the Strategy bears its own distribution expenses. Each class of shares of a Strategy votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Strategy, are entitled to receive the net assets of the Strategy.

Principal Holders
-----------------

            To the knowledge of each Strategy, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Strategies as of October 5, 2012:

                                                          Number of      % of
Class/Strategy     Name and Address                         Shares      Shares
--------------     ----------------                       ---------     ------

Class A Shares
--------------

U.S. Market
Neutral Strategy   LPL Financial
                   FBO Customer Accounts
                   Attn: Mutual Fund Operations
                   P.O. Box 509046
                   San Diego, CA 92150-9046                 23,545        6.90%

                   National Financial Services LLC
                   For the Exclusive Benefit
                   of Our Customers
                   Attn: Mutual Funds Department
                   200 Liberty Street, 5th Floor
                   One World Financial Center
                   New York, NY 10281-5503                  25,369        7.43%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052              244,463       71.64%

Global Market      Charles Schwab & Co.
Neutral Strategy   For the Exclusive Benefit
                   of our Customers
                   Mutual Fund Operations
                   211 Main Street
                   San Francisco, CA 94105-1905             28,085       10.45%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                    35,447       13.19%

                   UBS WM USA
                   OMNI Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                159,140       59.22%

Class C Shares
--------------

U.S. Market        Benjamin M. Landau
Neutral Strategy   356 East Dr.
                   Oak Ridge, TN 37830-4145                  4,892        8.08%

                   Frontier Trust Company
                   C/F George F. Flanagan IRA
                   1216 Live Oak Cir.
                   Knoxville, TN 37932-3015                  8,298       13.71%

                   National Financial Services LLC
                   For the Exclusive Benefit
                   of Our Customers
                   Attn: Mutual Funds Department
                   200 Liberty Street, 5th Floor
                   One World Financial Center
                   New York, NY 10281-5503                  13,403       22.14%

                   Rachel Cathey Daniels
                   1006A W. Outer Dr.
                   Oak Ridge, TN 37830-8609                  6,458       10.67%

                   Raymond James
                   Omnibus For Mutual Funds
                   House Acct Firm
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102             8,541       14.11%

                   Robert W. Baird & Co, Inc.
                   777 East Wisconsin Ave.
                   Milwaukee, WI 53202-5391                  4,270        7.05%


Global Market      Morgan Stanley Smith Barney
Neutral Strategy   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                    19,731       31.96%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052               28,915       46.84%

                   UBS WM USA
                   OMNI Account M/F
                   Attn: Department Manager
                   1000 Harbor Blvd., 5th Floor
                   Weehawken, NJ 07086-6761                  6,595       10.68%

Advisor Class
Shares
-------------

U.S. Market        Morgan Stanley Smith Barney
Neutral Strategy   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                   147,836       60.28%

                   Raymond James
                   Omnibus For Mutual Funds
                   House Acct Firm
                   Attn: Courtney Waller
                   880 Carillon Parkway
                   St. Petersburg, FL 33716-1102            23,562        9.61%

Global Market      LPL Financial
Neutral Strategy   FBO Customer Accounts
                   Attn: Mutual Fund Operations
                   P.O. Box 509046
                   San Diego, CA 92150-9046                  8,557        5.72%

                   Morgan Stanley Smith Barney
                   Harborside Financial Center
                   Plaza II, 3rd Floor
                   Jersey City, NJ 07311                    42,526       28.44%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052               77,198       51.63%

Class R Shares
--------------

U.S. Market        AllianceBernstein L.P.
Neutral Strategy   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1721               1,000       99.98%

Global Market      AllianceBernstein L.P.
Neutral Strategy   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1721               1,000       49.08%

                   Frontier Trust Co
                   FBO Ron Houle Trucking Inc.,
                   401K Plan
                   P.O. BOX 10758
                   Fargo, ND 58106-0758                      1,037       50.91%

Class K Shares
--------------

U.S. Market        AllianceBernstein L.P.
Neutral Strategy   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1721               1,000       11.53%

                   MG Trust Co Cust FBO
                   ANSI-ASQ National
                   Accreditation BOA
                   700 17th St., Ste. 300
                   Denver, CO 80202-3531                     7,672       88.47%

Global Market      AllianceBernstein L.P.
Neutral Strategy   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1721               1,000       99.98%
Class I Shares
--------------

U.S. Market        AllianceBernstein L.P.
Neutral Strategy   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1721             195,000       100%

Global Market      AllianceBernstein L.P.
Neutral Strategy   Attn: Brent Mather-Seed Acct
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1721           2,375,095       100%

Custodian
---------

            State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Strategies' custodian for the assets of the Strategies but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Directors, State Street may enter into subcustodial agreements for the holding of the Strategies' foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the Strategies' principal underwriter, and as such may solicit orders from the public to purchase shares of the Strategies. Under the Distribution Services Agreement, each Strategy has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Strategies offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been selected as the independent registered public accounting firm for each of the Strategies.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Strategy.

            The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2012 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategy's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The financial statements of each of U.S. Market Neutral Strategy and Global Market Neutral Strategy for the fiscal year ended July 31, 2012 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to each Strategy's annual report. The annual reports were filed on Form N-CSR with the SEC on October 9, 2012. The annual reports are available without charge upon request by calling ABIS at
(800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

     We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.   Proxy Policies

     Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed
            2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]


            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. INTRODUCTION
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. APPROACH TO ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. COMMITMENT TO THE PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles. AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI COMMITTEE
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

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